Exhibit 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Okana Ventures, Inc., a Nevada corporation (the "Company"), on Form 10-KSB for the year ending December 31, 2006 as filed with the Securities and Exchange Commission (the "Report"), I, Ronnie Birch, President/CEO of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Ronnie Birch

Ronnie Birch, President, CEO

Dated: March 29, 2007

Exhibit 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Okana Ventures, Inc., a Nevada corporation (the "Company"), on Form 10-KSB for the year ending December 31, 2006 as filed with the Securities and Exchange Commission (the "Report"), I, Michael Upham, Secretary, Treasurer, CFO of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Michael Upham

Michael Upham, Secretary, Treasurer, CFO

Dated: March 29, 2007